UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08207

T. Rowe Price Tax-Efficient Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2023

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Highlights and Market Commentary
Management’s Discussion of Fund Performance
Performance and Expenses
Financial Highlights
Portfolio of Investments
Financial Statements and Notes
Additional Fund Information
February 28, 2023
Annual Report
For more insights from T. Rowe Price
investment professionals, go to
troweprice.com .
T. ROWE PRICE
PREFX Tax-Efficient Equity Fund –
.
TEEFX Tax-Efficient Equity Fund–
.
I Class

T. ROWE PRICE Tax-Efficient Equity Fund
HIGHLIGHTS
The Tax-Efficient Equity Fund outperformed the Lipper Multi-Cap Growth Funds
Index during our fiscal year. The fund modestly lagged its Russell 3000 Growth
Index benchmark, however.
The fund’s tax efficiency remains very high, which means that the portfolio’s after-tax returns are very close to its pretax returns. While most equity portfolio managers are focused exclusively on pretax returns—which usually leads to large annual distributions of taxable capital gains and after-tax returns that are materially lower than their pretax returns—our focus on after-tax returns makes this fund nearly unique.
We continue to adhere to the basic tenets of our strategy, which we believe have made it successful over the long term; we also believe that our disciplined investment process will produce favorable pretax and after-tax results over time.
After their recent poor performance, we believe bonds remain unattractive investments. Stocks could continue to face challenges, but we believe they are a better option for investors seeking capital growth over time. We strongly discourage market timing, which requires an investor to be correct twice to be successful and is nearly impossible to execute.
Log in to your account at troweprice.com for more information.
* Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

T. ROWE PRICE Tax-Efficient Equity Fund
Market Commentary

Dear Shareholder
Nearly all major global stock and bond indexes declined during your fund’s fiscal year, the 12-month period ended February 28, 2023, as investors contended with persistently high inflation, tightening financial conditions, and slowing economic and corporate earnings growth. The downturn was most pronounced in the first half of the period, with many sectors partially rebounding over the final six months as recession fears receded somewhat.
For the 12-month period, value shares declined but generally outperformed growth stocks as rising interest rates put downward pressure on growth stock valuations. European equities outperformed most other regions, and emerging markets stocks generally underperformed shares in developed markets. Meanwhile, most currencies weakened versus the U.S. dollar over the period, which weighed on returns for U.S. investors in international securities.
Within the S&P 500 Index, energy was a bright spot, gaining more than 20%
as oil prices jumped in response to Russia’s invasion of Ukraine and concerns over supply shortages. Conversely, communication services and consumer discretionary shares suffered the largest declines.
Elevated inflation remained a leading concern for investors throughout the period, although there were signs that price increases were moderating by period-end. January’s consumer price index data (the latest available in our reporting period) showed a headline inflation rate of 6.4% on a 12-month basis, the lowest level since October 2021 but still well above the Federal Reserve’s 2%
long-term target.
In response to the high inflation readings, the Fed raised its short-term lending benchmark from near zero in March 2022 to a target range of 4.50% to 4.75%
by the end of the period, the highest since 2007. The Fed stepped down to a
25-basis-point increase in February after a series of historically large 75-basis-
point hikes in 2022, but policymakers indicated that further rate increases are needed to curb inflation.
Bond yields increased considerably across the U.S. Treasury yield curve as the
Fed tightened monetary policy, with the yield on the benchmark 10-year note climbing from 1.83% at the start of the period to 3.92% at the end of February.
Significant inversions in the yield curve, which are often considered a warning sign of a coming recession, occurred during the period as shorter-maturity
Treasuries experienced the largest yield increases. The sharp increase in yields led to historically weak results across the fixed income market. Municipal bonds were pressured by higher Treasury yields, but the tax-free sector held

T. ROWE PRICE Tax-Efficient Equity Fund

up better than Treasuries during the period. Although municipals experienced outflows, a drop in new issuance amid higher borrowing costs provided technical support.
As the period came to an end, the economic backdrop appeared mixed.
Corporate earnings declined 4.6% in the fourth quarter for the year-over-
year period, according to FactSet, the first decline in earnings since the third quarter of 2020. However, the U.S. jobs market remained resilient, with the unemployment rate reaching its lowest level since 1969, and corporate and household balance sheets appeared strong. Moreover, China’s decision near the end of 2022 to ease its strict pandemic-related restrictions spurred hopes that the reopening of the world’s second-largest economy would boost global growth.
While the U.S. economy has so far managed to avoid a recession, we believe that volatility may continue in the near term as central banks tighten policy amid slowing economic growth. However, in our view, there continue to be opportunities for selective investors focused on fundamentals. Valuations in most global equity markets have improved, while bond yields have reached some of the most attractive levels since the 2008 global financial crisis.
We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify securities that have the potential to add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE Tax-Efficient Equity Fund
Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE
The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.
FUND COMMENTARY
How did the fund perform in the past 12 months?
Growth stocks fared poorly over the last year, as inflation and rising interest rates led to slowing economic and corporate earnings growth. The Tax-Efficient
Equity Fund returned -14.32% in the one-year period ended February 28,
2023. As shown in the Performance Comparison table, the fund slightly underperformed its benchmark, the Russell 3000 Growth Index, but held up better than the Lipper Multi-Cap Growth Funds Index. (Performance for the
fund’s I Class shares will vary due to a different fee structure. The fund’s I Class shares are designed to be sold to various institutional investors and generally require a minimal initial investment of $500,000. Past performance cannot guarantee future results. )
What factors influenced the
fund’s performance?
The fund’s relative
performance over the
last 12 months was hurt
by stock selection in
the poor-performing
information technology and
communication services
sectors, though our stock
choices among consumer
discretionary companies helped the portfolio’s relative results. Our underweight in the relatively small consumer staples sector, which held up well over the last year, also worked against us. Our underweight reflects our belief that most consumer staples companies are mature and fairly valued.
In the information technology sector, where we favor companies with strong business models in industries with high barriers to entry and low risk of commoditization, our large stake in Apple declined in value but held up better than the broad tech sector. However, our underweight versus the Russell benchmark—reflecting our preference for mid-cap companies and businesses that are earlier in their life cycles—hurt relative performance. Our smaller stakes in other tech companies that fared worse also detracted. These include
PERFORMANCE COMPARISON
Total Return
Periods Ended 2/28/23 6 Months 12 Months
Tax-Efficient Equity Fund –
.
-1.58% -14.32%
Tax-Efficient Equity Fund–
.
I  Class -1.48 -14.18
Russell 3000 Growth Index -0.98 -13.01
Lipper Multi-Cap Growth
Funds Index -1.56 -17.06

T. ROWE PRICE Tax-Efficient Equity Fund

Shopify, which provides an online commerce platform for small to mid-size businesses; Bill.com Holdings, a provider of business-to-business payments software that simplifies, digitizes, and automates complex back-office financial operations for smaller businesses; and Salesforce, a leading provider of customer relationship management software applications. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
Stock selection in the consumer discretionary sector helped the portfolio’s relative performance. Our sizable stake in Amazon.com fell sharply over the last year, but our underweight position worked in our favor. Our smaller stakes in other companies that produced solid positive returns in a tough consumer environment also helped relative results. These included auto parts retailers O’Reilly Automotive and AutoZone; discount retailer Dollar General;
and Tractor Supply Company, a specialty retailer that serves the needs of recreational farmers, ranchers, tradesmen, and small businesses.
The communication services sector was the worst-performing sector in our benchmark over the last year, and our stock selection was a factor in our relative underperformance. Our sector exposure is modest, with investments concentrated in the marketing services and interactive media industries. Our stake in The Trade Desk, a technology platform that provides programmatic ad buying and media planning tools for advertisers and advertising agencies, declined materially.
Since its inception, the fund has made only minimal taxable distributions, reflecting our attempts to generate strong, long-term after-tax returns. While most equity portfolio managers are only focused on pretax returns—which usually result in large annual distributions of taxable capital gains and after-tax returns that are materially lower than their pretax returns—our focus on after-
tax performance makes this fund nearly unique among its peers. To help us minimize taxable events, we work to keep the portfolio’s turnover rate low. The
22% portfolio turnover rate over the last 12 months reflects our efforts to keep the realization of capital gains low. This number also reflects that, in light of the current market environment, we have been active in recognizing losses in the portfolio. Over the last year, we recognized a net $6 million in losses.
How is the fund positioned?
Some of the portfolio’s fundamental characteristics were somewhat similar to those of the benchmark. For example, its historical earnings growth rate over the last five years (22.4%) matched that of the index. Also, the fund’s projected long-term earnings growth rate (11.9%) was marginally higher than that of the benchmark (11.8%), while its 12-month forward price/earnings ratio (25.2)
was slightly higher than that of the index (23.7). However, the return on equity

T. ROWE PRICE Tax-Efficient Equity Fund

(ROE) of the portfolio’s holdings (33.9%) was lower than that of the Russell
3000 Growth Index (37.6%). We consider a high ROE—which measures how effectively and efficiently a company and its management are using stockholder investments—to be desirable, though we do not necessarily seek companies with the highest ROEs. We
prefer businesses with steady
and sustainable growth
and profitability, rather
than companies whose
growth and profitability are
unsustainably high.
The portfolio’s investment-
weighted median market
capitalization at the end
of February was about
$109.9 billion versus
$214.8 billion for the
benchmark. We favor
mid-cap stocks over larger
companies, as noted earlier,
because we believe mid-
caps offer better long-term
growth potential, especially
considering the strong
outperformance of large-
cap growth stocks over
other investment styles in the last five years. The Russell 1000 Growth Index produced an average annual total return of 11.54% in the five-year period ended February 28, 2023, versus 8.74% for the Russell Midcap Growth Index and 5.06% for the Russell 2000 Growth Index. The portfolio was also less aggressively positioned versus its Russell benchmark. Its beta is lower and, all else being equal, it should fall less during a down market environment.
As our longer-term investors know, we focus our efforts on stock selection and do not make major sector bets. Also, we keep our cash position very low because successful market timing is virtually impossible. As shown in the Sector Diversification table, the fund’s information technology allocation was our largest in absolute terms and represented an overweight versus the benchmark. We are broadly diversified in the tech sector in light of its volatility.
SECTOR DIVERSIFICATION
Percent of Net Assets
as of 2/28/23
Tax-Efficient
Equity Fund
Russell
3000
Growth
Index
Information Technology 45.3% 43.1%
Consumer Discretionary 13.4 15.1
Health Care 12.8 12.6
Industrials & Business
Services 8.4 8.6
Communication Services 5.6 6.5
Financials 5.2 3.4
Consumer Staples 4.0 5.5
Materials 2.0 1.6
Energy 1.9 1.8
Real Estate 1.3 1.6
Utilities 0.0 0.2
Other and Reserves 0.1 0.0
Total 100.0% 100.0%

T. ROWE PRICE Tax-Efficient Equity Fund

Our second-largest sector allocation in absolute terms was consumer discretionary, which we are underweighting. In this sector, which includes an eclectic assortment of businesses—including retailers, restaurants, and casinos—we seek companies with good business models, excellent cash flow, and other favorable attributes that leave them in a position of relative strength.
We emphasize leading companies within their respective niches and avoid retailers that Amazon.com can easily attack.
Our health care allocation was very close to that of the index. We are reasonably diversified in the health care space but favor managed care companies reflective of demographic factors and desires for increased access to health care services, as well as health care equipment and supplies companies.
To a lesser degree, we also look for innovative biotechnology companies with promising products that address large, unmet medical needs. Elsewhere in the portfolio, we are underweighting consumer staples, mentioned earlier, but we are overweighting the financials sector, where we look for differentiated companies, such as capital markets companies, with high returns on invested capital.
What is portfolio management’s outlook?
The last 12 months featured poor performance for stocks and bonds following a prolonged period of speculation, driven in part by low nominal interest rates and negative real (inflation-adjusted) interest rates. In response to shockingly high inflation and aggressive Federal Reserve interest rate increases, investors turned risk averse and adopted a more sober view of the capital markets. An economic slowdown in response to rising rates is the result.
In 2022, stocks with a lower beta (a measure of volatility) had strong performance relative to stocks with higher betas. Companies with the highest dividend yields also had strong relative returns, as inflation and rising interest rates prompted income-focused investors to seek out stocks with attractive dividends. In addition, stocks of companies with the most leverage outperformed amid high inflation, which reduces the real value of corporate debt liabilities.
Value stocks significantly outperformed growth stocks across all market capitalizations in 2022; despite this, large-cap growth stocks, as measured by
Russell indexes, still had a healthy five-year performance advantage over their value counterparts. Initial public offerings, mergers and acquisitions, and private-equity capital-raising efforts were quiet for much of the year.

T. ROWE PRICE Tax-Efficient Equity Fund

Bond returns were sharply negative over the last year, and major bond index returns have been disappointing in nominal terms in the last five years.
Clearly, the 40-year-old bond bull market is over. Even after their recent poor performance, we believe bonds remain unattractive investments, as real interest rates are still below 0%. Moreover, it is unclear how enduring high inflation will be.
Stocks could continue to face challenges in 2023 in response to slower economic and corporate earnings growth, but we believe they are a better option for investors seeking capital growth over time. We are maintaining a longer-term focus, as we look for enduring businesses that can perform well throughout economic cycles. We encourage equity investors to stay focused on the long term and remain fully invested. We strongly discourage market timing, which requires an investor to be correct twice to be successful and is nearly impossible to execute.
Despite varying environments in which growth stocks have occasionally lagged other investment styles, the portfolio has outperformed its Lipper peer group index on a pretax basis over the 1-, 3-, 5-, and 10-year periods ended
February 28, 2023. We believe adhering to the basic tenets of our strategy—
staying fully invested, focusing on longer-term investment horizons, favoring quality companies, and factoring valuations and risks into our portfolio decisions—has made it successful over the long term. We also believe that our disciplined process of researching and selecting reasonably priced growth companies with attractive attributes will continue to produce favorable pretax and after-tax results over time.
The fund’s average annual total returns for the 1-, 3-, 5-, and 10-year periods ended February 28, 2023, were - 14.32% , 8.55% , 9.41% , and 12.51% , respectively. The Lipper Multi-Cap Growth Funds Index’s returns for the same periods were -17.06%, 7.27%, 7.74%, and 11.53%, respectively.
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at
1-800-225-5132 or, for I Class shares, 1-800-638-8790.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE Tax-Efficient Equity Fund

RISKS OF INVESTING IN THE TAX-EFFICIENT EQUITY FUND
Common stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a particular company or industry.
The fund’s focus on large and medium-sized companies subjects the fund to the risks that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Because the fund focuses on large and medium-sized companies, its share price could be more volatile than a fund that invests only in large companies. Medium-sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.
Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform when compared with other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market. In addition, the fund’s attempts at investing in a tax-efficient manner could cause it to underperform similar funds that do not make tax efficiency a primary focus.
BENCHMARK INFORMATION
Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following:
Copyright 2023 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: London Stock Exchange Group plc and its group undertakings
(collectively, the “LSE Group”). © LSE Group 2023. FTSE Russell is a trading name of certain of the LSE Group companies.  “Russell
®
” is/are a trademark(s)
of the relevant LSE Group companies and is/are used by any other LSE Group

T. ROWE PRICE Tax-Efficient Equity Fund

company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither
LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication. The LSE Group is not responsible for the formatting or configuration of this material or for any inaccuracy in T. Rowe Price’s presentation thereof.
BENCHMARK INFORMATION (continued)

T. ROWE PRICE Tax-Efficient Equity Fund

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
2/28/23
Apple 8.8%
Microsoft 8.1
Alphabet 4.5
Visa 3.5
NVIDIA 3.2
Amazon.com 2.4
UnitedHealth Group 2.3
MasterCard 2.2
KLA 1.4
Tesla 1.3
S&P Global 1.1
Eli Lilly and Co 1.1
Home Depot 1.1
Accenture 1.0
Synopsys 0.9
Diageo 0.9
Intuit 0.8
O'Reilly Automotive 0.8
Hilton Worldwide Holdings 0.8
PepsiCo 0.8
UPS 0.8
Thermo Fisher Scientific 0.8
Amphenol 0.7
CDW Corp/DE 0.7
Fortinet 0.7
Total 50.7%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE Tax-Efficient Equity Fund

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records).
The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
TAX-EFFICIENT EQUITY FUND
Note: Performance for the I Class shares will vary due to their differing fee structure. See the
Average Annual Compound Total Return table.

T. ROWE PRICE Tax-Efficient Equity Fund

AVERAGE ANNUAL COMPOUND TOTAL RETURN
EXPENSE RATIO
FUND EXPENSE EXAMPLE
As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Please note that the fund has two share classes: The original share class (Investor Class)
charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.
Periods Ended 2/28/23 1 Year 5 Years 10 Years
Since
Inception
Inception
Date
Tax-Efficient Equity Fund –
.
-14.32% 9.41% 12.51% – –
Tax-Efficient Equity Fund–
.
I  Class -14.18 9.51 – 11.65% 7/6/17
This table shows how the fund would have performed each year if its actual (or cumulative)
returns for the periods shown had been earned at a constant rate. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Past performance cannot guarantee future results. When assessing performance, investors should consider both short- and long-term returns.
Tax-Efficient Equity Fund 0.76%
Tax-Efficient Equity Fund–I Class 0.67
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE Tax-Efficient Equity Fund

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid
During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client
(enrollment in these programs generally requires T. Rowe Price assets of at least $250,000).
This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads.
Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE Tax-Efficient Equity Fund

TAX-EFFICIENT EQUITY FUND
Beginning
Account Value
9/1/22
Ending
Account Value
2/28/23
Expenses Paid
During Period*
9/1/22 to 2/28/23
Investor Class
Actual $1,000.00 $984.20 $4.13
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,020.63   4.21
I Class
Actual   1,000.00   985.20   3.40
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,021.37   3.46
* Expenses are equal to the fund’s annualized expense ratio for the 6-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), and divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the
1
Investor Class was 0.84%, and
the
2
I Class was 0.69%.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE Tax-Efficient Equity Fund

QUARTER-END RETURNS
Periods Ended 12/31/22 1 Year 5 Years 10 Years
Since
Inception
Inception
Date
Tax-Efficient Equity Fund -30.50% 9.25% 12.51% – –
After Taxes on Distributions -30.64  8.90  12.05  – –
After Taxes on Distributions
and Sale of Fund Shares -17.95  7.35  10.39  – –
Tax-Efficient Equity Fund–
I Class -30.41  9.34  – 10.86% 7/6/17
After Taxes on Distributions -30.58  8.97  – 10.37  –
After Taxes on Distributions
and Sale of Fund Shares -17.89  7.42  – 8.66  –
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at
1 - 800 - 225 - 5132 or, for
2
I Class shares, 1-800-638-8790.
This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions.
The returns presented in this table reflect the return before taxes; the return after taxes on dividends and capital gain distributions; and the return after taxes on dividends, capital gain distributions, and gains (or losses) from the redemption of shares held for 1-, 5-, and 10-year or since-inception periods, as applicable. After-tax returns reflect the highest federal income tax rates but exclude state and local taxes. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. During periods when the fund incurs a loss, the post-liquidation after-tax return may exceed the fund’s other returns because the loss generates a tax benefit that is factored into the result.
An investor’s actual after-tax return will likely differ from those shown and depend on his or her tax situation. The fund’s past returns (before and after taxes) do not necessarily indicate future performance. When assessing performance, investors should consider both short-
and long-term returns.

T. ROWE PRICE Tax-Efficient Equity Fund
Financial Highlights

For a share outstanding throughout each period
Investor Class
.. Year ..
.. Ended .
2/28/23 2/28/22 2/28/21 2/29/20 2/28/19
NET ASSET VALUE
Beginning of period $ 52.30 $ 51.35 $ 36.51 $ 32.86 $ 30.34
Investment activities
Net investment income (loss)
(1)(2)
0.01 (0.14) (0.06) 0.06 0.07
Net realized and unrealized gain/
loss (7.51) 2.36 15.91 3.80 2.83
Total from investment activities (7.50) 2.22 15.85 3.86 2.90
Distributions
Net investment income — — (0.02) (0.06) (0.05)
Net realized gain (0.37) (1.27) (0.99) (0.15) (0.34)
Total distributions (0.37) (1.27) (1.01) (0.21) (0.39)
Redemption fees added to paid-in
capital
(1)(3)
— — — —
(4)
0.01
NET ASSET VALUE
End of period $ 44.43 $ 52.30 $ 51.35 $ 36.51 $ 32.86

T. ROWE PRICE Tax-Efficient Equity Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Investor Class
.. Year ..
.. Ended .
2/28/23 2/28/22 2/28/21 2/29/20 2/28/19
Ratios/Supplemental Data
Total return
(2)(5)
(14.32)% 4.01% 43.53% 11.73% 9.70%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0.85% 0.76% 0.78% 0.79% 0.81%
Net expenses after waivers/
payments by Price Associates 0.85% 0.76% 0.78% 0.78% 0.77%
Net investment income (loss) 0.03% (0.25)% (0.14)% 0.17% 0.21%
Portfolio turnover rate 21.2% 9.6% 25.7% 22.9% 12.1%
Net assets, end of period (in
thousands) $250,733 $412,425 $628,056 $540,648 $356,635
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
The fund charged redemption fees through March 31, 2019.
(4)
Amounts round to less than $0.01 per share.
(5)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Tax-Efficient Equity Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
I Class
.. Year ..
.. Ended .
2/28/23 2/28/22 2/28/21 2/29/20 2/28/19
NET ASSET VALUE
Beginning of period $ 52.39 $ 51.40 $ 36.50 $ 32.85 $ 30.35
Investment activities
Net investment income (loss)
(1)(2)
0.09 (0.07) (0.02) 0.09 0.10
Net realized and unrealized gain/
loss (7.53) 2.33 15.93 3.80 2.81
Total from investment activities (7.44) 2.26 15.91 3.89 2.91
Distributions
Net investment income (0.05) — (0.02) (0.09) (0.07)
Net realized gain (0.37) (1.27) (0.99) (0.15) (0.34)
Total distributions (0.42) (1.27) (1.01) (0.24) (0.41)
NET ASSET VALUE
End of period $ 44.53 $ 52.39 $ 51.40 $ 36.50 $ 32.85
Ratios/Supplemental Data
Total return
(2)(3)
(14.18)% 4.08% 43.71% 11.82% 9.70%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0.70% 0.68% 0.69% 0.70% 0.73%
Net expenses after waivers/
payments by Price Associates 0.69% 0.68% 0.69% 0.69% 0.69%
Net investment income (loss) 0.19% (0.12)% (0.05)% 0.26% 0.31%
Portfolio turnover rate 21.2% 9.6% 25.7% 22.9% 12.1%
Net assets, end of period (in
thousands) $454,269 $429,930 $144,127 $78,366 $58,744
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Tax-Efficient Equity Fund
February 28, 2023

Portfolio of Investments
‡
Shares $ Value
(Cost and value in $000s)
‡
COMMON STOCKS 99.5%
COMMUNICATION SERVICES 5.6%
Entertainment 0.4%
Electronic Arts  8,500 943
Netflix  (1) 4,900 1,579
Spotify Technology  (1) 800 93
Take-Two Interactive Software  (1) 1,152 126
2,741
Interactive Media & Services 4.6%
Alphabet, Class C  (1) 348,080 31,432
Match Group  (1) 15,623 647
ZoomInfo Technologies  (1) 2,934 71
32,150
Media 0.4%
Fox, Class B  8,200 264
Omnicom Group  4,300 390
Trade Desk, Class A  (1) 37,300 2,087
2,741
Wireless Telecommunication Services 0.2%
T-Mobile U.S.  (1) 10,273 1,461
1,461
Total Communication Services 39,093
CONSUMER DISCRETIONARY 13.4%
Auto Components 0.1%
Aptiv (1) 1,410 164
Mobileye Global, Class A  (1) 5,000 198
362
Automobiles 1.4%
Ferrari  2,240 583
Tesla  (1) 44,175 9,087
9,670
Distributors 0.1%
Pool  2,700 964
964
Diversified Consumer Services 0.1%
Bright Horizons Family Solutions  (1) 700 55
Service Corp. International  14,480 978
1,033
Hotels, Restaurants & Leisure 3.2%
Airbnb, Class A  (1) 13,472 1,661

T. ROWE PRICE Tax-Efficient Equity Fund

Shares $ Value
(Cost and value in $000s)
‡
Booking Holdings  (1) 907 2,289
Caesars Entertainment  (1) 4,000 203
Chipotle Mexican Grill  (1) 2,700 4,026
Churchill Downs  1,300 319
Darden Restaurants  1,600 229
Domino's Pizza  3,537 1,040
DraftKings, Class A  (1) 2,000 38
Hilton Worldwide Holdings  40,000 5,780
MGM Resorts International  41,400 1,781
Papa John's International  1,400 118
Restaurant Brands International  (2) 15,802 1,019
Starbucks  20,275 2,070
Vail Resorts  1,000 233
Wynn Resorts  (1) 1,300 141
Yum! Brands  12,500 1,589
22,536
Household Durables 0.1%
NVR (1) 150 776
776
Internet & Direct Marketing Retail 2.7%
Amazon.com (1) 175,860 16,571
Chewy, Class A  (1)(2) 4,000 162
Etsy  (1) 500 61
MercadoLibre  (1) 1,600 1,952
18,746
Leisure Products 0.0%
Mattel (1) 5,500 99
99
Multiline Retail 0.6%
Dollar General  19,248 4,164
Dollar Tree  (1) 1,000 145
Ollie's Bargain Outlet Holdings  (1) 1,892 109
4,418
Specialty Retail 4.1%
AutoZone (1) 1,204 2,994
Burlington Stores  (1) 900 193
CarMax  (1) 1,500 104
Five Below  (1) 6,200 1,267
Floor & Decor Holdings, Class A  (1) 2,500 229
Home Depot  25,840 7,663
O'Reilly Automotive  (1) 7,053 5,855
RH  (1) 300 90
Ross Stores  11,200 1,238

T. ROWE PRICE Tax-Efficient Equity Fund

Shares $ Value
(Cost and value in $000s)
‡
TJX  31,077 2,380
Tractor Supply  15,752 3,674
Ulta Beauty  (1) 5,400 2,801
Williams-Sonoma  1,800 225
28,713
Textiles, Apparel & Luxury Goods 1.0%
Lululemon Athletica  (1) 10,060 3,110
NIKE, Class B  30,749 3,653
Skechers USA, Class A  (1) 3,500 156
6,919
Total Consumer Discretionary 94,236
CONSUMER STAPLES 4.0%
Beverages 2.6%
Brown-Forman, Class B  12,512 812
Constellation Brands, Class A  8,000 1,789
Diageo, ADR  (2) 34,800 6,022
Keurig Dr Pepper  39,615 1,369
Monster Beverage  (1) 23,228 2,364
PepsiCo  33,300 5,778
18,134
Food & Staples Retailing 0.5%
BJ's Wholesale Club Holdings  (1) 46,300 3,324
Casey's General Stores  500 104
Performance Food Group  (1) 3,000 170
3,598
Food Products 0.5%
Darling Ingredients  (1) 13,204 835
Hershey  8,583 2,045
McCormick  11,462 852
Tyson Foods, Class A  1,700 101
3,833
Household Products 0.0%
Church & Dwight  1,419 119
119
Personal Products 0.4%
Estee Lauder, Class A  12,200 2,965
2,965
Total Consumer Staples 28,649

T. ROWE PRICE Tax-Efficient Equity Fund

Shares $ Value
(Cost and value in $000s)
‡
ENERGY 1.9%
Energy Equipment & Services 0.2%
Halliburton  41,500 1,504
1,504
Oil, Gas & Consumable Fuels 1.7%
APA  2,600 100
Cheniere Energy  16,600 2,612
Coterra Energy  57,800 1,443
Devon Energy  48,000 2,588
Diamondback Energy  2,100 295
Hess  6,400 862
Magnolia Oil & Gas, Class A  4,700 103
Matador Resources  1,800 97
Pioneer Natural Resources  14,200 2,846
Venture Global LNG, Series B, Acquisition Date: 3/8/18,
Cost $15  (1)(3)(4) 5 86
Venture Global LNG, Series C, Acquisition Date: 10/16/17 -
3/8/18, Cost $216  (1)(3)(4) 58 993
12,025
Total Energy 13,529
FINANCIALS 5.2%
Banks 0.1%
First Republic Bank  6,600 812
SVB Financial Group  (1) 500 144
956
Capital Markets 3.8%
BlackRock  2,600 1,793
Blue Owl Capital  (2) 60,700 749
Cboe Global Markets  7,179 906
Charles Schwab  31,583 2,461
CME Group  7,310 1,355
FactSet Research Systems  1,400 580
LPL Financial Holdings  5,800 1,447
MarketAxess Holdings  4,760 1,625
Moody's  7,461 2,165
Morningstar  414 86
MSCI  6,600 3,446
Nasdaq  1,800 101
S&P Global  23,437 7,997
Tradeweb Markets, Class A  28,140 1,995
26,706

T. ROWE PRICE Tax-Efficient Equity Fund

Shares $ Value
(Cost and value in $000s)
‡
Consumer Finance 0.0%
Discover Financial Services  1,800 202
202
Diversified Financial Services 0.4%
Apollo Global Management  34,800 2,467
2,467
Insurance 0.9%
Arthur J Gallagher  6,500 1,218
Assurant  800 102
Hartford Financial Services Group  27,900 2,184
Marsh & McLennan  12,500 2,027
Progressive  6,333 909
Ryan Specialty Group Holdings  (1) 4,000 168
6,608
Total Financials 36,939
HEALTH CARE 12.8%
Biotechnology 1.9%
Alnylam Pharmaceuticals  (1) 2,801 536
Apellis Pharmaceuticals  (1) 1,700 111
Argenx, ADR  (1) 933 341
Ascendis Pharma, ADR  (1) 600 67
BioMarin Pharmaceutical  (1) 3,113 310
BioNTech, ADR  16,528 2,149
Blueprint Medicines  (1) 1,200 51
Exact Sciences  (1) 2,300 143
Genmab, ADR  (1) 24,588 924
Incyte  (1) 1,359 105
Karuna Therapeutics  (1) 500 100
Legend Biotech, ADR  (1) 1,500 69
Moderna  (1) 4,000 555
Neurocrine Biosciences  (1) 1,945 201
Regeneron Pharmaceuticals  (1) 3,900 2,966
Sarepta Therapeutics  (1) 1,300 159
Seagen  (1) 2,898 521
Vertex Pharmaceuticals  (1) 15,099 4,383
13,691
Health Care Equipment & Supplies 1.8%
Align Technology  (1) 2,800 866
Dexcom  (1) 32,860 3,648
IDEXX Laboratories  (1) 2,262 1,070
Insulet  (1) 4,200 1,161
Intuitive Surgical  (1) 11,991 2,751
Lantheus Holdings  (1) 1,800 133

T. ROWE PRICE Tax-Efficient Equity Fund

Shares $ Value
(Cost and value in $000s)
‡
Novocure  (1) 3,000 231
Penumbra  (1) 1,800 468
QuidelOrtho  (1) 1,100 96
ResMed  7,900 1,683
Shockwave Medical  (1) 1,000 190
STERIS  565 106
Teleflex  400 95
12,498
Health Care Providers & Services 4.5%
Acadia Healthcare  (1) 2,300 167
Amedisys  (1) 814 75
Centene  (1) 11,849 811
CVS Health  14,700 1,228
Elevance Health  8,747 4,108
HCA Healthcare  2,600 633
Humana  3,053 1,511
McKesson  13,500 4,722
Molina Healthcare  (1) 8,314 2,289
UnitedHealth Group  34,600 16,468
32,012
Health Care Technology 0.2%
Veeva Systems, Class A  (1) 8,392 1,390
1,390
Life Sciences Tools & Services 2.8%
Agilent Technologies  15,008 2,131
Avantor  (1) 4,695 114
Bio-Rad Laboratories, Class A  (1) 1,700 812
Bio-Techne  16,400 1,191
Bruker  5,200 358
Charles River Laboratories International  (1) 1,500 329
Danaher  12,300 3,045
IQVIA Holdings  (1) 5,063 1,056
Mettler-Toledo International  (1) 2,213 3,173
Repligen  (1) 6,500 1,133
Thermo Fisher Scientific  10,519 5,699
West Pharmaceutical Services  1,700 539
19,580
Pharmaceuticals 1.6%
Catalent (1) 2,100 143
Elanco Animal Health  (1) 3,614 41
Eli Lilly  25,600 7,967
Royalty Pharma, Class A  4,200 151

T. ROWE PRICE Tax-Efficient Equity Fund

Shares $ Value
(Cost and value in $000s)
‡
Zoetis  18,568 3,101
11,403
Total Health Care 90,574
INDUSTRIALS & BUSINESS SERVICES 8.4%
Aerospace & Defense 0.8%
Axon Enterprise  (1) 1,000 200
BWX Technologies  1,900 116
Hexcel  1,800 131
Howmet Aerospace  4,000 169
Huntington Ingalls Industries  500 108
L3Harris Technologies  3,617 764
Northrop Grumman  3,700 1,717
TransDigm Group  3,428 2,550
5,755
Air Freight & Logistics 0.8%
Expeditors International of Washington  1,000 105
United Parcel Service, Class B  31,426 5,735
5,840
Airlines 0.1%
Alaska Air Group  (1) 6,000 287
Southwest Airlines  6,500 218
United Airlines Holdings  (1) 1,000 52
557
Building Products 0.3%
A.O. Smith  2,500 164
Allegion  2,100 237
Carrier Global  889 40
Fortune Brands Innovations  1,800 111
Trane Technologies  8,400 1,554
Trex  (1) 3,500 179
2,285
Commercial Services & Supplies 1.8%
Cintas  9,100 3,990
Clean Harbors  (1) 3,100 409
Copart  (1) 41,052 2,893
Republic Services  6,500 838
Ritchie Bros Auctioneers  2,000 122
Rollins  23,000 810
Waste Connections  24,710 3,309
12,371
Construction & Engineering 0.3%
Quanta Services  6,000 968

T. ROWE PRICE Tax-Efficient Equity Fund

Shares $ Value
(Cost and value in $000s)
‡
Valmont Industries  2,200 698
WillScot Mobile Mini Holdings  (1) 4,000 206
1,872
Electrical Equipment 0.4%
AMETEK  1,287 182
Eaton  10,500 1,837
Hubbell  1,600 402
Rockwell Automation  2,472 729
3,150
Industrial Conglomerates 0.1%
Roper Technologies  1,842 792
792
Machinery 0.9%
Cummins  3,663 891
Deere  10,347 4,338
Graco  1,700 118
IDEX  925 208
Middleby  (1) 2,100 327
Otis Worldwide  1,500 127
PACCAR  2,000 144
Toro  1,800 199
Westinghouse Air Brake Technologies  1,000 104
6,456
Professional Services 0.7%
Booz Allen Hamilton Holding  1,626 154
CoStar Group  (1) 22,380 1,581
Equifax  5,214 1,056
FTI Consulting  (1) 500 92
Leidos Holdings  1,100 107
TransUnion  3,100 203
Verisk Analytics  9,181 1,571
4,764
Road & Rail 1.4%
Canadian Pacific Railway  21,188 1,609
JB Hunt Transport Services  2,309 417
Landstar System  600 108
Old Dominion Freight Line  9,067 3,076
Uber Technologies  (1) 22,000 732
Union Pacific  18,200 3,773
9,715
Trading Companies & Distributors 0.8%
Fastenal  25,600 1,320
Ferguson  9,600 1,383

T. ROWE PRICE Tax-Efficient Equity Fund

Shares $ Value
(Cost and value in $000s)
‡
SiteOne Landscape Supply  (1) 2,700 401
United Rentals  3,700 1,734
Watsco  3,568 1,087
5,925
Total Industrials & Business Services 59,482
INFORMATION TECHNOLOGY 44.9%
Communications Equipment 0.6%
Arista Networks  (1) 17,400 2,413
Motorola Solutions  6,800 1,787
4,200
Electronic Equipment, Instruments & Components 1.7%
Amphenol, Class A  65,794 5,100
CDW  24,493 4,958
Cognex  2,400 114
Keysight Technologies  (1) 3,418 547
Littelfuse  393 102
TE Connectivity  1,000 127
Zebra Technologies, Class A  (1) 2,346 704
11,652
IT Services 8.8%
Accenture, Class A  25,836 6,861
Automatic Data Processing  11,000 2,418
Block  (1) 10,900 836
Broadridge Financial Solutions  8,561 1,205
Endava, ADR  (1)(2) 1,000 79
EPAM Systems  (1) 1,237 381
Euronet Worldwide  (1) 1,054 115
Fiserv  (1) 17,000 1,956
FleetCor Technologies  (1) 6,800 1,461
Gartner  (1) 8,100 2,655
Globant  (1) 600 99
Mastercard, Class A  43,700 15,526
MongoDB  (1) 4,500 943
Paychex  4,800 530
Shopify, Class A  (1) 36,000 1,481
Snowflake, Class A  (1) 5,046 779
SS&C Technologies Holdings  2,500 147
VeriSign  (1) 192 38
Visa, Class A  111,000 24,413
WEX  (1) 667 129
62,052
Semiconductors & Semiconductor Equipment 9.3%
Advanced Micro Devices  (1) 37,051 2,912

T. ROWE PRICE Tax-Efficient Equity Fund

Shares $ Value
(Cost and value in $000s)
‡
Analog Devices  19,575 3,592
Enphase Energy  (1) 8,600 1,811
Entegris  31,060 2,647
First Solar  (1) 700 118
KLA  26,776 10,158
Lam Research  4,260 2,070
Lattice Semiconductor  (1) 3,327 283
Marvell Technology  6,300 285
Microchip Technology  58,822 4,766
MKS Instruments  900 87
Monolithic Power Systems  9,912 4,800
NVIDIA  96,000 22,287
ON Semiconductor  (1) 29,500 2,284
QUALCOMM  37,575 4,642
Silicon Laboratories  (1) 600 107
Skyworks Solutions  1,007 112
Synaptics  (1) 800 94
Taiwan Semiconductor Manufacturing, ADR  21,800 1,898
Teradyne  3,000 303
65,256
Software 15.7%
Adobe (1) 10,500 3,402
ANSYS  (1) 2,000 607
AppLovin, Class A  (1) 1,500 20
Aspen Technology  (1) 1,042 221
Atlassian, Class A  (1) 5,391 886
Autodesk  (1) 7,791 1,548
Bentley Systems, Class B  3,949 160
BILL Holdings  (1) 6,792 575
Black Knight  (1) 22,000 1,311
Cadence Design Systems  (1) 18,789 3,625
Canva, Acquisition Date: 8/16/21 - 11/4/21, Cost $719  (1)(3)(4) 422 233
CCC Intelligent Solutions Holdings  (1) 6,257 56
Ceridian HCM Holding  (1) 3,063 223
Confluent, Class A  (1) 2,528 62
Crowdstrike Holdings, Class A  (1) 15,554 1,877
Databricks, Acquisition Date: 7/24/20 - 8/28/20, Cost $82  (1)(3)(4) 5,133 308
Datadog, Class A  (1) 11,949 914
Descartes Systems Group  (1) 2,500 184
DoubleVerify Holdings  (1) 3,400 89
Dynatrace  (1) 2,448 104
Fair Isaac  (1) 1,300 881
Fortinet  (1) 83,000 4,934
Gitlab, Class A  (1) 2,220 98
HubSpot  (1) 1,600 619

T. ROWE PRICE Tax-Efficient Equity Fund

Shares $ Value
(Cost and value in $000s)
‡
Informatica, Class A  (1)(2) 5,200 90
Intuit  14,500 5,904
Manhattan Associates  (1) 3,400 489
Microsoft  229,625 57,273
nCino  (1) 2,500 68
Palo Alto Networks  (1) 18,800 3,541
Paycom Software  (1) 7,348 2,124
Paycor HCM  (1) 3,700 92
Paylocity Holding  (1) 3,500 674
Procore Technologies  (1) 1,582 106
PTC  (1) 10,400 1,303
Salesforce  (1) 6,095 997
Samsara, Class A  (1) 8,500 142
ServiceNow  (1) 8,800 3,803
Snyk, Acquisition Date: 9/3/21, Cost $144  (1)(3)(4) 10,031 115
Socure, Acquisition Date: 12/22/21, Cost $159  (1)(3)(4) 9,912 74
Synopsys  (1) 18,227 6,630
Tanium, Class B, Acquisition Date: 9/24/20, Cost $52  (1)(3)(4) 4,598 20
Tyler Technologies  (1) 6,294 2,022
Workday, Class A  (1) 8,500 1,577
Workiva  (1) 487 44
Zscaler  (1) 7,200 944
110,969
Technology Hardware, Storage & Peripherals 8.8%
Apple  420,500 61,986
Pure Storage, Class A  (1) 4,000 114
62,100
Total Information Technology 316,229
MATERIALS 2.0%
Chemicals 1.3%
Air Products & Chemicals  2,400 686
Albemarle  4,400 1,119
CF Industries Holdings  7,000 601
Corteva  22,000 1,371
Linde  6,100 2,125
Nutrien  9,700 755
PPG Industries  3,500 462
RPM International  1,300 115
Sherwin-Williams  9,814 2,172
9,406
Construction Materials 0.3%
Vulcan Materials  10,300 1,863
1,863

T. ROWE PRICE Tax-Efficient Equity Fund

Shares $ Value
(Cost and value in $000s)
‡
Containers & Packaging 0.2%
Avery Dennison  1,982 361
Ball  15,800 888
Sealed Air  5,000 243
1,492
Metals & Mining 0.2%
BHP Group, ADR  (2) 12,000 732
Steel Dynamics  2,500 315
1,047
Total Materials 13,808
REAL ESTATE 1.3%
Equity Real Estate Investment Trusts 1.3%
Alexandria Real Estate Equities, REIT  500 75
CubeSmart, REIT  44,700 2,100
Equity LifeStyle Properties, REIT  14,000 959
Lamar Advertising, Class A, REIT  1,816 190
Rexford Industrial Realty, REIT  1,700 103
SBA Communications, REIT  19,000 4,928
Simon Property Group, REIT  4,000 488
Total Real Estate 8,843
UTILITIES 0.0%
Independent Power & Renewable Electricity Producer 0.0%
Vistra  2,000 44
Total Utilities 44
Total Common Stocks (Cost $374,951) 701,426
CONVERTIBLE PREFERRED STOCKS 0.4%
HEALTH CARE 0.0%
Biotechnology 0.0%
Caris Life Sciences, Series D, Acquisition Date: 5/11/21,
Cost $137  (1)(3)(4) 16,937 112
Total Health Care 112
INFORMATION TECHNOLOGY 0.4%
Software 0.4%
Canva, Series A, Acquisition Date: 11/4/21, Cost $43  (1)(3)(4) 25 14
Databricks, Series F, Acquisition Date: 10/22/19, Cost $223  (1)(3)
(4) 15,573 934
Databricks, Series G, Acquisition Date: 2/1/21, Cost $252  (1)(3)(4) 4,257 256
Databricks, Series H, Acquisition Date: 8/31/21, Cost $818  (1)(3)
(4) 11,136 668

T. ROWE PRICE Tax-Efficient Equity Fund

Shares $ Value
(Cost and value in $000s)
‡
DataRobot, Series G, Acquisition Date: 6/11/21, Cost $186  (1)(3)
(4) 6,806 26
Rappi, Series E, Acquisition Date: 9/8/20, Cost $523  (1)(3)(4) 8,757 315
Snyk, Series F, Acquisition Date: 9/3/21, Cost $240  (1)(3)(4) 16,810 193
Socure, Series A, Acquisition Date: 12/22/21, Cost $194  (1)(3)(4) 12,046 90
Socure, Series A-1, Acquisition Date: 12/22/21, Cost $159  (1)(3)(4) 9,887 74
Socure, Series B, Acquisition Date: 12/22/21, Cost $3  (1)(3)(4) 178 1
Socure, Series E, Acquisition Date: 10/27/21, Cost $368  (1)(3)(4) 22,915 172
Tanium, Series G, Acquisition Date: 8/26/15, Cost $141  (1)(3)(4) 28,431 125
Total Information Technology 2,868
Total Convertible Preferred Stocks (Cost $3,287) 2,980
SHORT-TERM INVESTMENTS 0.0%
Money Market Funds 0.0%
T. Rowe Price Government Reserve Fund, 4.60%  (5)(6) 82,060 82
Total Short-Term Investments (Cost $82) 82
SECURITIES LENDING COLLATERAL 1.1%
INVESTMENTS IN A POOLED ACCOUNT THROUGH
SECURITIES LENDING PROGRAM WITH STATE STREET BANK
AND TRUST COMPANY 1.1%
Money Market Funds 1.1%
T. Rowe Price Government Reserve Fund, 4.60%  (5)(6) 7,679,019 7,679
Total Investments in a Pooled Account through Securities
Lending Program with State Street Bank and Trust Company 7,679
Total Securities Lending Collateral (Cost $7,679) 7,679
Total Investments in Securities
101.0% of Net Assets
(Cost $385,999) $ 712,167
‡ Shares are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) See Note 3 . All or a portion of this security is on loan at February 28, 2023.
(3) See Note 2. Level 3 in fair value hierarchy.

T. ROWE PRICE Tax-Efficient Equity Fund

.
.
.
.
.
.
.
.
.
.
(4) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description.
The fund may have registration rights for certain restricted securities. Any costs related to such registration are generally borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period end amounts to
$4,809 and represents 0.7% of net assets.
(5) Seven-day yield
(6) Affiliated Companies
ADR American Depositary Receipts
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

T. ROWE PRICE Tax-Efficient Equity Fund

The accompanying notes are an integral part of these financial statements.
AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the
1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended February 28, 2023. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate
Net Realized
Gain (Loss)
Change in Net
Unrealized
Gain/Loss
Investment
Income
T. Rowe Price Government Reserve Fund, 4.60% $ — $ — $ 15++
Totals $ —# $ — $ 15+
Supplementary Investment Schedule
Affiliate
Value
02/28/22
Purchase
Cost
Sales
Cost
Value
02/28/23
T. Rowe Price Government
Reserve Fund, 4.60% $ 6,286  ¤   ¤ $ 7,761
Total $ 7,761^
# Capital gain distributions from underlying Price funds represented $0 of the net realized gain
(loss).
++ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3 .
+ Investment income comprised $15 of dividend income and $0 of interest income.
¤ Purchase and sale information not shown for cash management funds.
^ The cost basis of investments in affiliated companies was $7,761.

T. ROWE PRICE Tax-Efficient Equity Fund
February 28, 2023
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
The accompanying notes are an integral part of these financial statements.
Assets
Investments in securities, at value (cost $385,999) $ 712,167
Receivable for investment securities sold 1,087
Dividends receivable 600
Receivable for shares sold 157
Other assets 116
Total assets 714,127
Liabilities
Obligation to return securities lending collateral 7,752
Payable for investment securities purchased 786
Investment management fees payable 354
Payable for shares redeemed 140
Due to affiliates 17
Other liabilities 76
Total liabilities 9,125
NET ASSETS $ 705,002
Net Assets Consist of:
Total distributable earnings (loss) $ 315,979
Paid-in capital applicable to 15,845,152 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the
Corporation authorized 389,023
NET ASSETS $ 705,002
NET ASSET VALUE PER SHARE
Investor Class
($250,732,857 / 5,643,103 shares outstanding) $ 44.43
I Class
($454,269,570 / 10,202,049 shares outstanding) $ 44.53

T. ROWE PRICE Tax-Efficient Equity Fund
Statement of Operations

($000s)
The accompanying notes are an integral part of these financial statements.
Year
Ended
2/28/23
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $35) $ 5,987
Other, non cash 387
Securities lending 16
Total income 6,390
Expenses
Investment management 4,626
Shareholder servicing
Investor Class $ 434
I Class 83 517
Prospectus and shareholder reports
Investor Class 22
I Class 11 33
Custody and accounting 200
Registration 68
Legal and audit 33
Directors 2
Miscellaneous 22
Waived / paid by Price Associates (67)
Total expenses 5,434
Net investment income 956
Realized and Unrealized Gain / Loss –
Net realized loss on securities (7,401)
Change in net unrealized gain / loss on securities (113,384)
Net realized and unrealized gain / loss (120,785)
DECREASE IN NET ASSETS FROM OPERATIONS
$ (119,829)

T. ROWE PRICE Tax-Efficient Equity Fund
Statement of Changes in Net Assets

($000s)
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
2/28/23 2/28/22
Increase (Decrease) in Net Assets
Operations
Net investment income (loss) $ 956 $ (1,941)
Net realized gain (loss) (7,401) 15,118
Change in net unrealized gain / loss (113,384) 14,033
Increase (decrease) in net assets from operations (119,829) 27,210
Distributions to shareholders
Net earnings
Investor Class (2,148) (14,675)
I Class (4,239) (5,214)
Decrease in net assets from distributions (6,387) (19,889)
Capital share transactions
*
Shares sold
Investor Class 40,068 92,874
I Class 148,920 291,242
Distributions reinvested
Investor Class 2,003 13,333
I Class 3,657 4,179
Shares redeemed
Investor Class (148,653) (326,451)
I Class (57,132) (12,326)
Increase (decrease) in net assets from capital share
transactions (11,137) 62,851

T. ROWE PRICE Tax-Efficient Equity Fund
Statement of Changes in Net Assets

($000s)
The accompanying notes are an integral part of these financial statements.
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
2/28/23 2/28/22
Net Assets
Increase (decrease) during period (137,353) 70,172
Beginning of period 842,355 772,183
End of period $ 705,002 $ 842,355
*Share information (000s)
Shares sold
Investor Class 883 1,619
I Class 3,178 5,552
Distributions reinvested
Investor Class 47 222
I Class 85 70
Shares redeemed
Investor Class (3,172) (6,187)
I Class (1,268) (219)
Increase (decrease) in shares outstanding (247) 1,057

T. ROWE PRICE Tax-Efficient Equity Fund
NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Efficient Funds, Inc. (the corporation) is registered under the
Investment Company Act of 1940 (the 1940 Act). The Tax-Efficient Equity Fund
(the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks. The fund has two classes of shares: the
Tax-Efficient Equity Fund (Investor Class) and the Tax-Efficient Equity Fund–I Class
(I Class). I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the Statement of Changes in
Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. Each class has exclusive voting rights on matters related solely to that class;
separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation  The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting
Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the
United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions Investment
transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from

T. ROWE PRICE Tax-Efficient Equity Fund

REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution, if any, may also be declared and paid by the fund annually.
Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.
Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by
T. Rowe Price Associates, Inc., or its agents.
New Accounting Guidance  In June 2022, the FASB issued Accounting Standards
Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) – Fair Value
Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, the fund opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the fund's financial  statements.
Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

T. ROWE PRICE Tax-Efficient Equity Fund

NOTE 2 - VALUATION
Fair Value   The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated
T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee).
Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies;
and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation
Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3 – unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

T. ROWE PRICE Tax-Efficient Equity Fund

Valuation Techniques  Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities .
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The
Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations.
The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

T. ROWE PRICE Tax-Efficient Equity Fund

Valuation Inputs   The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on February 28, 2023 (for further detail by category, please refer to the accompanying Portfolio of Investments):
NOTE 3 - OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Restricted Securities  The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
Securities Lending  The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform.
($000s)
Level 1 Level 2 Level 3 Total Value
Assets
Common Stocks $ 699,597 $ — $ 1,829 $ 701,426
Convertible Preferred Stocks — — 2,980 2,980
Short-Term Investments 82 — — 82
Securities Lending Collateral 7,679 — — 7,679
Total $ 707,358 $ — $ 4,809 $ 712,167

T. ROWE PRICE Tax-Efficient Equity Fund

Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At February 28, 2023, the value of loaned securities was
$7,494,000; the value of cash collateral and related investments was $7,752,000.
Other  Purchases and sales of portfolio securities other than short-term securities aggregated $155,572,000 and $172,824,000, respectively, for the year ended
February 28, 2023.
NOTE 4 - FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code and distribute to shareholders all of its taxable income and gains.
Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets.

T. ROWE PRICE Tax-Efficient Equity Fund

The tax character of distributions paid for the periods presented was as follows:
At February 28, 2023, the tax-basis cost of investments (including derivatives, if any)
and gross unrealized appreciation and depreciation were as follows:
At February 28, 2023, the tax-basis components of accumulated net earnings (loss) were as follows:
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales. The loss carryforwards and deferrals primarily relate to capital loss carryforwards. Capital loss carryforwards are available indefinitely to offset future realized capital gains.
($000s)
February 28,
2023
February 28,
2022
Ordinary income (including short-term capital gains,
if any) $ 509 $ —
Long-term capital gain 5,878 19,889
Total distributions $ 6,387 $ 19,889
($000s)
Cost of investments $ 386,670
Unrealized appreciation $ 333,246
Unrealized depreciation (7,749)
Net unrealized appreciation (depreciation) $ 325,497
($000s)
Undistributed ordinary income $ 433
Net unrealized appreciation (depreciation) 325,497
Loss carryforwards and deferrals (9,951)
Total distributable earnings (loss) $ 315,979

T. ROWE PRICE Tax-Efficient Equity Fund

NOTE 5 - FOREIGN  TAXES
The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.
All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability.
Any deferred tax liability incurred by the fund is included in either Other liabilities or
Deferred tax liability on the accompanying Statement of Assets and Liabilities.
NOTE 6 - RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260%
for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2023, the effective annual group fee rate was 0.29%.
The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the
I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses, to the extent such operating expenses, on an annualized basis, exceed the
I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after

T. ROWE PRICE Tax-Efficient Equity Fund

the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.
Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price
Associates during the year ended February 28, 2023 as indicated in the table below and remain subject to repayment by the fund. Any repayment of expenses previously waived/
paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.
In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively,
Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended
February 28, 2023, expenses incurred pursuant to these service agreements were
$100,000 for Price Associates and $220,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the
T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund,
organized as money market funds (together, the Price Reserve Funds). The Price Reserve
Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund. The Price Reserve Funds pay
no investment management fees.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the
I Class
Expense limitation/I Class Limit 0.05%
Expense limitation date 06/30/23
(Waived)/repaid during the period ($000s) $(67)

T. ROWE PRICE Tax-Efficient Equity Fund

independent current market price of the security. During the year ended February 28,
2023, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended
February 28, 2023, this reimbursement amounted to $4,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.
NOTE 7 - OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests.
Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE Tax-Efficient Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of T. Rowe Price Tax-Efficient Funds, Inc. and
Shareholders of T. Rowe Price Tax-Efficient Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Tax-Efficient Equity Fund (constituting T.
Rowe Price Tax-Efficient Funds, Inc., referred to hereafter as the "Fund") as of February
28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February
28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE Tax-Efficient Equity Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
April 19, 2023
We have served as the auditor of one or more investment companies in the T. Rowe
Price group of investment companies since 1973.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(continued)

T. ROWE PRICE Tax-Efficient Equity Fund

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/23
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The fund’s distributions to shareholders included $5,879,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.
For taxable non-corporate shareholders, $5,648,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than
20%.
For corporate shareholders, $5,232,000 of the fund's income qualifies for the dividends-
received deduction.
INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND
RECORDS
A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of
Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/us/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting
Guidelines.” Click on the links in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says,
“Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and
Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com .

T. ROWE PRICE Tax-Efficient Equity Fund

ABOUT THE FUND'S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price Associates,
Inc. (T. Rowe Price), and its affiliates. The business address of each director and officer is 100 East
Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore
(1959)
2018
[205]
President and Chief Executive Officer, Federal Home Loan Bank of
San Francisco (2021 to present); Chief Executive Officer, Bazemore
Consulting LLC (2018 to 2021); Director, Chimera Investment
Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to
present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)
Bruce W. Duncan
(1951)
2013
[205]
President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to
2021); Chair of the Board (2016 to 2020) and President (2009 to 2016),
First Industrial Realty Trust, owner and operator of industrial properties;
Member, Investment Company Institute Board of Governors (2017
to 2019); Member, Independent Directors Council Governing Board
(2017 to 2019); Senior Advisor, KKR (2018 to 2022); Director, Boston
Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr.
(1952)
2012
[205]
Chair of the Board, all funds (July 2018 to present)

T. ROWE PRICE Tax-Efficient Equity Fund

INTERESTED  DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Paul F. McBride
(1956)
2013
[205]
Advisory Board Member, Vizzia Technologies (2015 to present); Board
Member, Dunbar Armored (2012 to 2018)
Kellye L. Walker
(1966)
2021
[205]
Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
(a)
All information about the independent directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
David Oestreicher
(1967)
2018
[205]
Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price
Investment Management, Inc. (Price Investment Management); Vice
President and Secretary, T. Rowe Price International (Price International);
Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe
Price Japan (Price Japan), and T. Rowe Price Singapore (Price
Singapore); General Counsel, Vice President, and Secretary, T. Rowe
Price Group, Inc.; Chair of the Board, Chief Executive Officer, President,
and Secretary, T. Rowe Price Trust Company; Principal Executive Officer
and Executive Vice President, all funds
Eric L. Veiel, CFA
(1972)
2022
[205]
Director and Vice President, T. Rowe Price; Vice President, T. Rowe
Price Group, Inc., and T. Rowe Price Trust Company; Vice President,
Global Funds
(a)
All information about the interested directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
INDEPENDENT DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE Tax-Efficient Equity Fund

OFFICERS
Name (Year of Birth)
Position Held with Tax-Efficient Funds  Principal Occupation(s)
Kennard W. Allen (1977)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Ziad Bakri, M.D., CFA (1980)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Armando (Dino) Capasso (1974)
Chief Compliance Officer
Chief Compliance Officer and Vice President,
T. Rowe Price and Price Investment Management;
Vice President, T. Rowe Price Group, Inc.; formerly,
Chief Compliance Officer, PGIM Investments
LLC and AST Investment Services, Inc. (ASTIS)
(to 2022); Chief Compliance Officer, PGIM Retail
Funds complex and Prudential Insurance Funds (to
2022); Vice President and Deputy Chief Compliance
Officer, PGIM Investments LLC and ASTIS (to 2019);
Senior Vice President and Senior Counsel of Pacific
Investment Management Company LLC (to 2017)
Gregory Dunham, CFA (1974)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Alan S. Dupski, CPA (1982)
Principal Financial Officer, Vice President, and
Treasurer
Vice President, Price Investment Management,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price Trust Company
Gary J. Greb (1961)
Vice President
Vice President, Price Investment Management,
T. Rowe Price, Price International, and T. Rowe Price
Trust Company
Cheryl Hampton, CPA (1969)
Vice President
Vice President, T. Rowe Price; formerly, Tax Director,
Invesco Ltd. (to 2021); Vice President, Oppenheimer
Funds, Inc. (to 2019)
Kate Hobbs (1982)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.; formerly, Portfolio Manager, Millennium
Partners (to 2020); Senior Analyst, Citadel LLC,
Aptigon Capital (to 2018)
Benjamin Kersse, CPA (1989)
Vice President
Vice President, T. Rowe Price
Paul J. Krug, CPA (1964)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Donald J. Peters (1959)
President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Fran M. Pollack-Matz (1961)
Vice President and Secretary
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Investment Services, Inc., and
T. Rowe Price Services, Inc.
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.

T. ROWE PRICE Tax-Efficient Equity Fund

Name (Year of Birth)
Position Held with Tax-Efficient Funds  Principal Occupation(s)
Shannon H. Rauser (1987)
Assistant Secretary
Assistant Vice President, T. Rowe Price
Richard Sennett, CPA (1970)
Assistant Treasurer
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Weijie (Vivian) Si (1983)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Matthew J. Snowling, CFA (1971)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
James Stillwagon (1982)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Alan Tu (1985)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Anthony Bruce Wang  (1989)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Megan Warren (1968)
Vice President
OFAC Sanctions Compliance Officer and Vice
President, Price Investment Management; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price Trust
Company
Mark R. Weigman, CFA, CIC  (1962)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

100 East Pratt Street
Baltimore, MD 21202
T. Rowe Price Investment Services, Inc.
Call 1-800-225-5132 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202304-2689336 F136-050 4/23

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d)    Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2023	2022
Audit Fees	$21,409	$21,462
Audit-Related Fees	-	-
Tax Fees	-	818
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,454,000 and $3,749,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Efficient Funds, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 19, 2023

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	April 19, 2023